Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

There is no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax expense differs from the amount that would result from applying domestic federal statutory tax rates to pretax losses primarily because of changes in valuation allowance. In all periods presented, all income before income taxes was sourced from the United States.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	YEAR ENDED DECEMBER 31,
	2011	2012
Federal statutory income tax rate	34.0%	34.0%
State taxes, net of federal benefit	2.6	2.6
Federal research and development tax credit	1.2	0.0
Change in deferred tax asset valuation allowance	(37.8)	(36.6)

Effective income tax rate	0.0%	0.0%

Net deferred tax assets as of December 31, 2011 and 2012 consisted of the following:

	DECEMBER 31,
	2011	2012
Net operating loss carry forwards	$78	$388
Capitalized start-up costs	740	1,328
Tax credit carryforwards	52	71
Intangibles, net	2,218	2,605
Other temporary differences	—	479
Capitalized research and development, net	724	3,192
Depreciation	—	2

Total gross deferred tax assets	3,812	8,065
Valuation allowance	(3,812)	(8,065)

Net deferred tax assets	$—	$—

As of December 31, 2012, the Company had net operating loss carryforwards for federal and state income tax purposes of $1,064 and $972, respectively, which begin to expire in fiscal year 2031 and 2021, respectively. The Company also has available research and development tax credit carryforwards for federal and state income tax purposes of $42 and $45, respectively, which begin to expire in fiscal year 2031 and until utilized, respectively.

Management of the Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards and research and development credits. Under the applicable accounting standards, management has considered the Company’s history of losses and concluded that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets. Accordingly, a full valuation allowance of $3,812 and $8,065, has been established at December 31, 2011 and 2012, respectively.

Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively.

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2011 and 2012 were as follows:

	YEAR ENDED DECEMBER 31,
	2011	2012
Valuation allowance as of beginning of year	$2,504	$3,812
Decreases recorded as benefit to income tax provision
Increases recorded to income tax provision	1,308	4,253

Valuation allowance as of end of year	$3,812	$8,065

The Company has not recorded any amounts for unrecognized tax benefits as of December 31, 2011 and 2012.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from 2010 to the present. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.